UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2010

BIOVAIL CORPORATION

(Exact name of registrant as specified in its charter)

Canada	001-14956	Not Applicable
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

7150 Mississauga Road Mississauga, Ontario Canada	L5N 8M5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 286-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On August 5, 2010, Biovail Corporation (the “Company”) issued a press release setting forth its financial results for its second quarter ended June 30, 2010.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  The Company does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or to be incorporated by reference into filings under the Securities Act of 1933, as amended.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibit

99.1                           Press release of Biovail Corporation, issued August 5, 2010, and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVAIL CORPORATION,

by
/s/ JENNIFER TINDALE
	Name:	Jennifer Tindale
	Title:	Vice President, Associate General Counsel and Corporate Secretary

Date: August 5, 2010

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Biovail Corporation, issued August 5, 2010, and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”